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                                                                     Exhibit 99.1
                                                  MEMORANDUM

                                   MEDIX RESOURCES, INC.-- CONFERENCE CALL

                                                 (AMEX: MXR)

         TO:               SHAREHOLDERS, ANALYSTS, PORTFOLIO MANAGERS

         FROM:             Christine Scandia Stone / Sarah Shepard
                           Phone:  (212) 896-1270 / (212) 896-1236
                           Fax:      (212) 697-0910
                           Email:  cstone@kcsa.com  / sshepard@kcsa.com

         DATE:             January 12, 2001

--------------------------------------------------------------------------------------------------

     Medix Resources (AMEX: MXR) would like to invite you to listen to its first live telephonic  presentation by Chief Executive Officer, John Prufeta. The call is scheduled for Monday, January 22, 2001 at the time indicated below.
     Mr. Prufeta will discuss current Company  developments and will incorporate various  topics  that are  submitted  by  shareholders  via email or fax in advance.

     Please submit suggested topics or questions by fax to Mike Knepper at (212)
     697-3509  or by  e-mail  to  mknepper@cymedix.com  BY  CLOSE  OF  BUSINESS,
     WEDNESDAY, JANUARY 17, 2001.

     To  participate  in  the  conference   call,   please  call  the  following
     teleconferencing  number. Please begin placing your calls 10 minutes before the hour:

                                         1 (800) 952-4707 (Domestic)
                                       1 (703) 871-3077 (International)

                                           Monday, January 22, 2001
                                                     At:
                                       1:00 p.m. Eastern Standard Time
                                       12:00 p.m. Central Standard Time
                                      11:00 a.m. Mountain Standard Time
                                       10:00 a.m. Pacific Standard Time

     For those  unable to  participate,  there will be a replay  available  from
     January 22, 2001 at 3:00 p.m.  EST,  through  January 24, 2001 at 7:00 p.m.
     EST.

     Please call:
                                          1(888) 266-2081 (Domestic)
                                       1(703) 925-2533 (International)

                                               ID CODE: 4912752

        800 Second Avenue       Tel 212 682 6300        E-mail pr@kcsa.com
        New York, NY 10017      Fax 212 697 0910        www.kcsa.com